Exhibit 10.1

INVESTOR RIGHTS AGREEMENT

BY AND AMONG

DIVERSEY HOLDINGS, LTD.

AND

CERTAIN SHAREHOLDERS

DATED AS OF March 29, 2021

Table of Contents

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Table of Contents (cont’d)

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This INVESTOR RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of March 29, 2021 is made by and among:

(a)	Diversey Holdings, Ltd., a company organized under the laws of the Cayman Islands (the “Company”);

(b)	each of the entities affiliated with Bain Capital Fund XI, L.P., a Cayman Islands Exempted Limited Partnership, listed on the signature pages hereto under the caption “Bain Capital” (together with any Permitted Transferee, “Bain Capital”); and

(c)	each of the shareholders of the Company listed on the signature pages hereto under the caption “Investors” (collectively with Bain Capital, the “Investors”).

RECITALS

WHEREAS, the Company is contemplating an underwritten initial public offering of its ordinary shares pursuant to an effective registration statement filed with the Securities and Exchange Commission on Form S-1 in the United States (the “IPO”); and

WHEREAS, the parties believe that it is in the best interests of the Company and the other parties hereto to set forth their agreements regarding rights as investors in the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I
EFFECTIVENESS

Section 1.1         Effectiveness. This Agreement shall become effective as of the date hereof.

Article II
DEFINITIONS

Section 2.1         Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Board: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

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“Affiliate” means, with respect to any specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person or (b) in the event that the specified Person is a natural Person, the spouse and descendants of such Person; provided that the Company and each of its subsidiaries shall be deemed not to be Affiliates of any Holder. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Articles” means the memorandum and articles of association of the Company, as they will be in effect upon completion of the IPO, as amended from time to time.

“Bain Director” means a Director that has been designated by Bain Capital for election as Nominee or appointment pursuant to Section 4.1.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Charitable Gifting Event” means any Transfer by a holder of Registrable Securities, or any subsequent Transfer by such Holder’s members, partners or other employees, in connection with a bona fide gift to any Charitable Organization made on the date of, but prior to, the execution of the underwriting agreement entered into in connection with any Underwritten Public Offering.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as in effect from time to time.

“Company Indemnitee” shall have the meaning set forth in Section 3.9.5.

“Demand Notice” shall have the meaning set forth in Section 3.1.3.

“Demand Registration” shall have the meaning set forth in Section 3.1.1(a).

“Demand Registration Request” shall have the meaning set forth in Section 3.1.1(a).

“Demand Registration Statement” shall have the meaning set forth in Section 3.1.1(c).

“Demand Suspension” shall have the meaning set forth in Section 3.1.6.

“Director” means a director on the Board.

“Director Election Meeting” means any general meeting at which Directors are to be elected to the Board.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means an Investor that holds Registrable Securities.

“Independent Director” means an independent Director, as determined by the Nominating and Governance Committee in accordance with the rules promulgated by Nasdaq and applicable law.

“Investor” shall have the meaning set forth in the preamble.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Loss” shall have the meaning set forth in Section 3.9.1.

“Nominating and Governance Committee” shall mean the Nominating and Governance Committee of the Board, or any similar committee of the Board.

“Nominee” means a nominee proposed for election as Director by the Company and included as a nominee in the proxy statement of the Company relating to a Director Election Meeting.

“Nasdaq” means the Nasdaq Capital Market, LLC.

“Participation Conditions” shall have the meaning set forth in Section 3.2.5(b).

“Permitted Transferee” means any Affiliate of an Investor.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning set forth in Section 3.3.1.

“Piggyback Registration” shall have the meaning set forth in Section 3.3.1.

“Potential Takedown Participant” shall have the meaning set forth in Section 3.2.5(b).

“Pro Rata Portion” means, with respect to each Holder requesting that its shares be registered or sold in an Underwritten Public Offering, a number of such shares equal to the aggregate number of Registrable Securities to be registered or sold (excluding any shares to be registered or sold for the account of the Company) multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities held by such Holder, and the denominator of which is the aggregate number of Registrable Securities held by all Holders requesting that their Registrable Securities be registered or sold.

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“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to (i) an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form), or (ii) comparable mechanics under the securities laws of any other jurisdiction.

“Registrable Securities” means (i) all Ordinary Shares held by the Investors that are not then subject to forfeiture to the Company and (ii) all Ordinary Shares directly or indirectly issued or then issuable by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been Transferred pursuant to Rule 144, (y) such Holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), or (z) such securities shall have ceased to be outstanding.

“Registration” means a (i) registration under the Securities Act of the offer and sale to the public of any Registrable Securities under a Registration Statement, or (ii) comparable mechanics under the securities laws of any other jurisdiction. The terms “register”, “registered” and “registering” shall have correlative meanings.

“Registration Expenses” shall have the meaning set forth in Section 3.8.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule).

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

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“Shelf Period” shall have the meaning set forth in Section 3.2.3.

“Shelf Registration” shall have the meaning set forth in Section 3.2.1(a).

“Shelf Registration Notice” shall have the meaning set forth in Section 3.2.2.

“Shelf Registration Request” shall have the meaning set forth in Section 3.2.1(a).

“Shelf Registration Statement” shall have the meaning set forth in Section 3.2.1(a).

“Shelf Suspension” shall have the meaning set forth in Section 3.2.4.

“Shelf Takedown Notice” shall have the meaning set forth in Section 3.2.5(b).

“Shelf Takedown Request” shall have the meaning set forth in Section 3.2.5(a).

“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.

“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.

“Underwritten Shelf Takedown” means an Underwritten Public Offering pursuant to an effective Shelf Registration Statement.

“WKSI” means any Securities Act registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.

Section 2.2         Other Interpretive Provisions.

(a)	The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)	The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(c)	The term “including” is not limiting and means “including without limitation.”

(d)	The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e)	Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

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Article III
REGISTRATION RIGHTS

The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder.

Section 3.1         Demand Registration.

Section 3.1.1      Request for Demand Registration.

(a)	At any time following the date of this Agreement, Bain Capital shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for Registration of all or any portion of the Registrable Securities held by such Holder on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration statement (“Short-Form Registrations”), if available (any such requested registration, a “Demand Registration”). All Long-Form Registrations will be underwritten registrations unless otherwise approved by Bain Capital. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) and Bain Capital agrees to the use of a Short-Form Registration.

(b)	Each Demand Registration Request shall specify (x) the approximate amount of such Holder’s Registrable Securities to be registered and (y) if known, the intended method or methods of disposition thereof. Bain Capital will be entitled to request an unlimited number of Demand Registrations in which the Company will pay all Registration Expenses, whether or not any such registration is consummated.

(c)	Upon receipt of a Demand Registration Request, the Company shall as promptly as practicable (and in any event within forty-give (45) days, in the case of a Long-Form Registration, or fifteen (15) days, in the case of a Short-Form Registration) file a Registration Statement (a “Demand Registration Statement”) relating to such Demand Registration, and use its best efforts to cause such Demand Registration Statement to be promptly declared effective under the Securities Act.

Section 3.1.2      Demand Notice. Within five (5) days after receipt of any such request, the Company will give written notice of the Demand Registration to all other Holders and subject to the terms of Section 3.1.7, will include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) days after the receipt of the Company’s notice; provided that, with the consent of Bain Capital, the Company may instead provide notice of the Demand Registration to all other Holders within three (3) Business Days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an automatic shelf registration statement (as defined in Rule 405 under the Securities Act).

Section 3.1.3      Demand Withdrawal. The Holders may withdraw all or any portion of their Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the Demand Registration Statement or the filing of the Demand, as applicable. Upon receipt of a notice to such effect from Bain Capital, the Company shall cease all efforts to pursue or consummate such Demand Registration.

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Section 3.1.4      Effective Registration. The Company shall use reasonable best efforts to cause any Demand Registration Statement to become effective and remain effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or, if such Demand Registration Statement relates to an Underwritten Public Offering, such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer.

Section 3.1.5      Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, as applicable, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise a Demand Suspension more than once during any twelve (12)-month period and such Demand Suspension may not exceed sixty (60) days. In the case of a Demand Suspension, the Holders agree to suspend use of any applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Demand Suspension, amend or supplement any Prospectus, if necessary, so it does not contain any untrue statement or omission of a material fact, and furnish to the Holders such numbers of copies of any Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend any Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders whose Registrable Securities are included in such Demand Registration Statement.

Section 3.1.6      Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Public Offering of the Registrable Securities included in a Demand Registration advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be allocated to the Holders based on each such Holder’s Pro Rata Portion of the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect.

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Section 3.2         Shelf Registration.

Section 3.2.1      Request for Shelf Registration.

(a)	Upon the written request of Bain Capital from time to time following the first anniversary of an IPO (a “Shelf Registration Request”), the Company shall promptly file a shelf Registration Statement with the SEC pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”) relating to the offer and sale of Registrable Securities by Bain Capital from time to time in accordance with the methods of distribution elected by Bain Capital, and the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to promptly become effective under the Securities Act. Any such Registration pursuant to a Shelf Registration Request shall hereinafter be referred to as a “Shelf Registration.”

(b)	If on the date of the Shelf Registration Request contemplating the filing of a Shelf Registration Statement the Company is a WKSI, then the Shelf Registration Request may request Registration with the SEC of an unspecified amount of Registrable Securities to be sold by unspecified Holders. If on the date of the Shelf Registration Request the Company is not a WKSI, then the Shelf Registration Request shall specify the aggregate amount of Registrable Securities to be registered. The Company shall provide to Bain Capital the information necessary to determine the Company’s status as a WKSI upon request.

Section 3.2.2      Shelf Registration Notice. Promptly upon receipt of a Shelf Registration Request (but in no event more than two (2) Business Days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”)), the Company shall deliver a written notice (a “Shelf Registration Notice”) of any such request to all other Holders, which notice shall specify, if applicable, the amount of Registrable Securities to be registered, and the Shelf Registration Notice shall offer each such Holder the opportunity to include in the Shelf Registration that number of Registrable Securities as each such Holder may request in writing. The Company shall include in such Shelf Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within two (2) Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade,” provided such period is at least 24 hours) after the date that the Shelf Registration Notice has been delivered. The Company will, as expeditiously as possible (and in any event within ten (10) days after the receipt of a Shelf Registration Notice), use its best efforts to facilitate such Shelf Registration.

Section 3.2.3      Continued Effectiveness of Shelf Registration Statement. The Company shall use its reasonable best efforts to keep any Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by Holders until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement as part of another Registration (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which no Holder holds Registrable Securities (such period of effectiveness, the “Shelf Period”). Subject to Section 3.2.4, the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

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Section 3.2.4      Suspension of Shelf Registration. If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension more than one time during any twelve (12)-month period for a period not to exceed sixty (60) days. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission of a material fact and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of Registrable Securities that are included in such Shelf Registration Statement.

Section 3.2.5      Shelf Takedown.

(a)	At any time the Company has an effective Shelf Registration Statement with respect to Bain Capital’s Registrable Securities, by notice to the Company specifying the intended method or methods of disposition thereof, Bain Capital may make a written request (a “Shelf Takedown Request”) to the Company to effect a Public Offering, including an Underwritten Shelf Takedown, of all or a portion of such Registrable Securities that may be registered under such Shelf Registration Statement, and as soon as practicable the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose.

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(b)	Promptly upon receipt of a Shelf Takedown Request (but in no event more than two (2) Business Days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”)) for any Underwritten Shelf Takedown, the Company shall deliver a notice (a “Shelf Takedown Notice”) to each other Holder with Registrable Securities covered by the applicable Registration Statement, or to all other Holders if such Registration Statement is undesignated (each a “Potential Takedown Participant”). The Shelf Takedown Notice shall offer each such Potential Takedown Participant the opportunity to include in any Underwritten Shelf Takedown such number of Registrable Securities as each such Potential Takedown Participant may request in writing. The Company shall include in the Underwritten Shelf Takedown all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within one (1) Business Day (or such shorter period as may be reasonably requested by Bain Capital in connection with an underwritten “block trade,” provided such period is at least 24 hours) after the date that the Shelf Takedown Notice has been delivered. Any Potential Takedown Participant’s request to participate in an Underwritten Shelf Takedown shall be binding on the Potential Takedown Participant; provided that each such Potential Takedown Participant that elects to participate may condition its participation on the Underwritten Shelf Takedown being completed within fifteen (15) Business Days of its acceptance. Notwithstanding the delivery of any Shelf Takedown Notice, all determinations as to whether to complete any Underwritten Shelf Takedown and as to the timing, manner, price and other terms of any Underwritten Shelf Takedown contemplated by this Section 3.2.5 shall be determined by Bain Capital. Bain Capital will have the right to select the investment banker(s) and manager(s) to administer any underwritten offering in connection with any Shelf Offering.

(c)	Notwithstanding (a) and (b), if Bain Capital wishes to engage in an underwritten block trade or bought deal off of a Shelf Registration Statement (either through filing an automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement) (each, an “Underwritten Block Trade”), then no Holder (other than Bain Capital) will be permitted to participate in such Underwritten Block Trade without the consent of Bain Capital, except as may otherwise be provided in any other agreement between the Company and a Holder.

Section 3.2.6      Priority of Securities Sold Pursuant to Shelf Takedowns. If the managing underwriter or underwriters of a proposed Underwritten Shelf Takedown pursuant to Section 3.2.5 advise the Company in writing that, in its or their opinion, the number of securities requested to be included in the proposed Underwritten Shelf Takedown exceeds the number that can be sold in such Underwritten Shelf Takedown without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such offering shall be allocated to the Holders based on each such Holder’s Pro Rata Portion of the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect.

Section 3.2.7      Resale Rights. In the event that Bain Capital elects to request a Registration pursuant to this Section 3.2 in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale by such partners or members, if requested by Bain Capital.

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Section 3.3         Piggyback Registration.

Section 3.3.1      Participation. If the Company at any time following its IPO proposes to file a Registration Statement with respect to any offering of its equity securities for its own account or for the account of Bain Capital under the Securities Act, or to otherwise conduct a Public Offering with respect to any offering of its equity securities for its own account or for the account of any other Person (other than (i) a Registration under Section 3.1 or 3.2 (ii) a Registration on Form S-4 or Form S-8 or any successor form to such forms or (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement), then, as soon as practicable (but in no event less than ten (10) Business Days prior to the proposed date of filing of the Registration Statement in respect of such offering or, in the case of a Public Offering under a Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to all Holders, and such Piggyback Notice shall offer the Holders the opportunity to register under any such Registration Statement, or to include in such Public Offering, such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 3.3.2, the Company shall include in such Registration Statement or in such Public Offering, as applicable, all such Registrable Securities that are requested to be included therein within five (5) days after the receipt by such Holder of any such notice; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, or the pricing or trade date of a Public Offering under a Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay the Registration or sale of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders entitled to request that such Registration or sale be effected as a Demand Registration under Section 3.1 (including pursuant to Section 3.2.8(c)) or an Underwritten Shelf Takedown under Section 3.2, as the case may be, and (ii) in the case of a determination to delay Registration or sale, in the absence of a request for a Demand Registration or an Underwritten Shelf Takedown, as the case may be, shall be permitted to delay registering or selling any Registrable Securities, for the same period as the delay in registering or selling such other securities. Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by Bain Capital.

Section 3.3.2      Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the participating Holders in writing that, in its or their opinion, the number of securities that such Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, then the number of Registrable Securities to be included in such Registration shall be allocated to the Holders based on each such Holder’s Pro Rata Portion of the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect.

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Section 3.3.3      No Effect on Other Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 3.3 shall be deemed to have been effected pursuant to Section 3.1 and 3.2 or shall relieve the Company of its obligations under Section 3.1 and 3.2.

Section 3.4         Lock-Up Agreements.

Section 3.4.1      In connection with any Underwritten Public Offering (including an IPO), each Holder will enter into any lock-up, holdback or similar agreements requested by the underwriter(s) managing such offering, in each case with such modifications and exceptions as may be approved by Bain Capital (including a carve-out to facilitate any Charitable Gifting Event by Bain Capital). Without limiting the generality of the foregoing, each Holder agrees that in connection with an IPO and any Demand Registration, Shelf Registration or Piggyback Registration that is an Underwritten Public Offering of the Company’s equity securities and in which Registrable Securities are included, he, she or it shall not (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company (including equity securities of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the SEC (collectively, “Securities”), or any securities, options, or rights convertible into or exchangeable or exercisable for Securities (collectively, “Other Securities”), (ii) enter into a transaction which would have the same effect as any action described in the foregoing clause (i), (iii) enter into any swap, hedge or other arrangement that Transfers, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities, Other Securities, in cash or otherwise, or (iv) publicly disclose the intention to enter into any transaction described in the foregoing clauses (i), (ii) or (iii), from the date on which the Company gives notice to the Holders that a preliminary prospectus has been circulated for such Underwritten Public Offering to the date that is 180 days following the date of the final prospectus for such Underwritten Public Offering in the case of an IPO, or 90 days following the date of the final prospectus for such Underwritten Public Offering other than an IPO (or in each case such shorter period as agreed to by the managing underwriters of such public offering), unless such book runners otherwise agree in writing (each such period referred to herein as a “Holdback Period”). If (x) the Company issues an earnings release or other material news or a material event relating to the Company occurs during the last 17 days of the Holdback Period or (y) prior to the expiration of the Holdback Period, the Company announces that it will release earnings results during the 16 day period beginning upon the expiration of the Holdback Period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with Rule 2711(f)(4) of the National Association of Securities Dealers, Inc., the Holdback Period shall be extended until 18 days after the earnings release or the occurrence of the material news or event, as the case may be (each such period referred to herein as a “Holdback Extension Period”). The Company may impose stop Transfer instructions with respect to its securities that are subject to the foregoing restriction until the end of such period, including any Holdback Extension Period.

Section 3.4.2      The Company shall not effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such equity securities, during the seven days prior to and during the 180 day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form) or, in the event of a Holdback Extension Period, for such longer period until the end of such Holdback Extension Period, unless the underwriters managing such public offering otherwise agree.

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Section 3.4.3          Notwithstanding anything to the contrary herein, except in the case of (i) a Transfer to the Company, (ii) a Transfer by Bain Capital to its partners in connection with a pro rata in-kind distribution thereto or in connection with a Charitable Gifting Event, or (iii) a public sale permitted hereunder (each of clauses (i) through (iii), a “Permitted Transfer”), prior to Transferring any Registrable Securities to any Person (including by operation of law), the Holder making such Transfer shall cause the prospective transferee to execute and deliver to the Company a counterpart of this Agreement thereby agreeing to be bound by the terms hereof to the same extent as the Holder making such Transfer. Any Transfer or attempted Transfer of any Registrable Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such securities as the owner of such securities for any purpose. Other than in the case of a Permitted Transfer, whether or not any such transferee has executed a counterpart hereto, such transferee shall be subject to the obligations of the transferor hereunder.

Section 3.5	Registration Procedures.

Section 3.5.1         Requirements. In connection with the Company’s obligations under Sections 3.1 to 3.4, the Company shall use its reasonable best efforts to effect such Registration and to permit the offering, sale and distribution of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(a)	As promptly as practicable prepare the required Registration Statement and Prospectus including all exhibits, financial statements and ancillary materials required under the Securities Act to be filed therewith, and, before filing a Registration Statement, Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel, (y) make such changes in such documents concerning the Holders prior to the filing thereof as such Holders, or their counsel, may reasonably request and (z) except in the case of a Registration under Section 3.3, not file any Registration Statement, Prospectus, or amendments or supplements thereto to which the participating Holders, in such capacity, or the underwriters, if any, shall reasonably object;

(b)	prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, such supplements to the Prospectus and such amendments and supplements as may be (x) reasonably requested by any Holder with Registrable Securities covered by such Registration (y) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration Statement effective for the period of time required by this Agreement or to continue to qualify such Registrable Securities for distribution as required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration during such period in accordance with the intended method or methods of disposition by the sellers thereof;

(c)	notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any Prospectus or the initiation or threatening of any proceedings for such purposes and (d) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)	promptly notify each selling Holder and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which any applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, or as a result of which any marketing materials would contain a misrepresentation or a statement otherwise misleading or untrue, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus, in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;

(e)	to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;

(f)	use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;

(g)	promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the selling Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(h)	furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of any applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(i)	deliver to each selling Holder and each underwriter, if any, without charge, as many copies of any applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering, sale or distribution of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);

(j)	on or prior to the date on which any applicable Registration Statement becomes effective. use its reasonable best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1 or Section 3.2, as applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k)	cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;

(l)	use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(m)	not later than the effective date of any applicable Registration Statement, provide a CUSIP number for all Registrable Securities and, as applicable, provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(n)	make such representations and warranties to the Holders of which Registrable Securities are being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

(o)	enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the selling Holders or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(p)	obtain for delivery to the Holders of the Registrable Securities being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of any Registration Statement or, in the event of an Underwritten Public Offering or if customary in public offerings similar to the offering then being undertaken, the date of the closing under the underwriting agreement or for such offering, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(q)	in the case of an Underwritten Public Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Holders included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(r)	cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(s)	use its reasonable best efforts to comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(t)	provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration;

(u)	use its reasonable best efforts to cause all Registrable Securities covered by such Registration to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(v)	make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the selling Holders, by any underwriter participating in any Registration and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, Directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration;

(w)	in the case of an Underwritten Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(x)	take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(y)	take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with such Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(z)	cooperate with the Holders of Registrable Securities subject of the Registration Statement and with the managing underwriter or agent, if any to facilitate any Charitable Gifting Event and to prepare and file with the SEC such amendments and supplements to such Registration Statement, Prospectus used in connection therewith as may be necessary to permit any such recipient Charitable Organization to sell in the Public Offering if it so elects; and

(aa)	take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

Section 3.5.2         Company Information Requests. The Company may require each seller of Registrable Securities as to which any Registration or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such Registration or sale the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

Section 3.5.3         Discontinuing Registration. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.5.1(d), such Holder will discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, as applicable, has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of such documents current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which any applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 3.5.1(d) or is advised in writing by the Company that the use of the Prospectus may be resumed.

Section 3.6	Underwritten Offerings.

Section 3.6.1        Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Public Offering, pursuant to a Registration or sale under Section 3.1 or 3.2, the Company shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company and Bain Capital, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 3.9 of this Agreement. The Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof, and such Holders shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder under such agreement shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

Section 3.6.2          Piggyback Registrations. If the Company proposes to register or sell any of its securities as contemplated by Section 3.3 and such securities are to be distributed through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 3.3 and, subject to the provisions of Section 3.3.2, use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration or sale all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration or sale. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

Section 3.6.3          Selection of Underwriters; Selection of Counsel. At a time when Bain Capital is a Holder pursuant to this Agreement, (i) in the case of an Underwritten Public Offering under Section 3.1 or 3.2 the managing underwriter or underwriters to administer the offering shall be determined by Bain Capital; (ii) in the case of an Underwritten Public Offering under Section 3.3, the managing underwriter or underwriters to administer the offering shall be determined by the Company; provided that such underwriter or underwriters shall be acceptable to Bain Capital; and (iii) in the case of an Underwritten Public Offering under Sections 3.1, 3.2 or 3.3 counsel to the Holders shall be selected by Bain Capital.

Section 3.7             No Inconsistent Agreements; Additional Rights. Neither the Company nor any of its subsidiaries shall hereafter enter into, and neither the Company nor any of its subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement unless approved by Bain Capital. Neither the Company nor any of its subsidiaries shall enter into any agreement granting registration or similar rights to any Person without the approval of Bain Capital hereunder at the time such agreement is entered into or such grant is agreed to, and the Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement.

Section 3.8             Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, translation, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including all expenses of any transfer agent and expenses relating to The Depository Trust Company and of printing prospectuses or other offering documents), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, including Nasdaq, (vii) all reasonable fees and disbursements of legal counsel for the selling Holders, (viii) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses incurred in connection with the distribution or Transfer of Registrable Securities to or by a Holder or its Permitted Transferees in connection with a Public Offering, (xi) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale, (xii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xiii) all expenses related to any “road show”, including the reasonable out-of-pocket expenses of the Holders and underwriters, if so requested. All such expenses are referred to herein as “Registration Expenses”. The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

Section 3.9             Indemnification.

Section 3.9.1          Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder, each shareholder, member, limited or general partner of such Holder, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, managers, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) or is deemed to control such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses and any indemnity and contribution payments made to underwriters ) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) (A) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, (ii) any untrue or alleged untrue statement of a material fact contained in any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including any report and other document filed under the Exchange Act or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, provincial, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that no selling Holder shall be entitled to indemnification pursuant to this Section 3.9.1 in respect of any untrue statement or omission or any misrepresentation contained in any information relating to such selling Holder furnished in writing by such selling Holder to the Company specifically for inclusion in a Registration Statement, and used by the Company in conformity therewith (such information, “Selling Holder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Holders. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.

Section 3.9.2          Indemnification by the Selling Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Directors and officers and each Person who controls (within the meaning of the Securities Act or the Exchange Act) or is deemed to control the Company from and against any Losses resulting from (i) (A) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (B) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or such misrepresentation is contained in such selling Holder’s Selling Holder Information. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.9.4 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

Section 3.9.3          Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it forfeits substantive legal rights by reason of such delay or failure) and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.9.3, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

Section 3.9.4          Contribution. If for any reason the indemnification provided for in Section 3.9.1 and Section 3.9.2 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 3.9.1 and Section 3.9.2), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or misrepresentation or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, misrepresentation or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.9.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.9.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.9.1 and 3.9.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.9.4, in connection with any Registration effected pursuant to this Agreement, a selling Holder shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.9.2 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such Registration. If indemnification is available under this Section 3.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.9.1 and 3.9.2 hereof without regard to the provisions of this Section 3.9.4. The remedies provided for in this Section 3.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 3.9.5          Priority. The Company hereby acknowledges and agrees that any Person entitled to indemnification pursuant to Section 3.9.1 (a “Company Indemnitee”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by other sources. The Company hereby acknowledges and agrees (i) that it is the indemnitor of first resort (i.e., its obligations to a Company Indemnitee are primary and any obligation of such other sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Company Indemnitee are secondary) and (ii) that it shall be required to advance the full amount of expenses incurred by a Company Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement without regard to any rights a Company Indemnitee may have against such other sources. The Company further agrees that no advancement or payment by such other sources on behalf of a Company Indemnitee with respect to any claim for which such Company Indemnitee has sought indemnification, advancement of expenses or insurance from the Company shall affect the foregoing, and that such other sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Company Indemnitee against the Company.

Section 3.10           Rules 144 and 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144 or Rule 144A under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement or Prospectus for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling shareholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

Article IV
GOVERNANCE

Section 4.1            Board Nomination Rights.

Section 4.1.1         Size and Composition of the Board. As of the closing of the IPO, the Board shall consist of nine (19) Directors, comprised of Philip Wieland, Selim Bassoul, Robert Farkas, Juan Figuereo, Eric Foss, Ken Hanau, Susan Levine, Jonathon Penn and Michel Plantevin; provided that the Board shall further increase the number of Independent Directors to the extent necessary to comply with applicable law and the rules and regulations of Nasdaq, or as otherwise agreed by the Board, subject to the rights of Bain Capital under Section 4.1.2.

Section 4.1.2        Bain Capital Nomination Rights. Pursuant to the terms and subject to the conditions of this Section 4.1 and applicable law, the rights of Bain Capital to nominate Directors (including in respect of any Director Election Meeting) shall be as follows:

(a)	so long as Bain Capital beneficially owns, directly or indirectly, at least 40% of the aggregate number of outstanding Ordinary Shares immediately following the closing of an IPO, Bain Capital shall be entitled to nominate a majority of the Directors;

(b)	so long as Bain Capital beneficially owns, directly or indirectly, at least 30% (but less than 40%) of the aggregate number of outstanding Ordinary Shares immediately following the closing of an IPO (the “30% Ownership Threshold”), Bain Capital shall be entitled to nominate a number of Directors equal to 40% of all Directors (rounded up to the nearest whole number);

(c)	so long as Bain Capital beneficially owns, directly or indirectly, at least 20% (but less than 30%) of the aggregate number of outstanding Ordinary Shares immediately following the closing of an IPO, Bain Capital shall be entitled to nominate a number of Directors equal to 30% of all Directors (rounded up to the nearest whole number);

(d)	so long as Bain Capital beneficially owns, directly or indirectly, at least 10% (but less than 20%) of the aggregate number of outstanding Ordinary Shares immediately following the closing of an IPO, Bain Capital shall be entitled to nominate a number of Directors equal to 20% of all Directors (rounded up to the nearest whole number), but in no event fewer than two Directors; and

(e)	so long as Bain Capital beneficially owns, directly or indirectly, at least 2% (but less than 10%) of the aggregate number of outstanding Ordinary Shares immediately following the closing of an IPO, Bain Capital shall be entitled to nominate one Director.

No reduction in the number of Ordinary Shares that Bain Capital beneficially owns shall shorten the term of any incumbent director.

Section 4.1.3         Nomination and Election Procedures. The Company shall notify Bain Capital of its intent to hold a Director Election Meeting at least 60 Business Days prior to the date of such Director Election Meeting. Bain Capital may notify the Company of its nominees pursuant to Section 4.1.2 at any time but no less than 25 Business Days prior to the date of any Director Election Meeting. If, prior to the Director Election Meeting, a nominee of Bain Capital is unable or unwilling to serve as a Director, then Bain Capital will be entitled to designate an alternative nominee.

Section 4.1.4         Other Nominees. The selection of nominees to serve as Directors other than the nominees designated by Bain Capital pursuant to Section 4.1.2 (including when any designation right of Bain Capital has not been exercised pursuant thereto), shall rest with the Board, or the Nominating and Governance Committee, if so determined by the Board.

Section 4.1.5          Replacement Appointment. If any Bain Director resigns, is removed, or is unable to serve for any reason prior to the expiration of his or her term as a Director, then Bain Capital shall be entitled to designate a replacement to be appointed by the Board as Director as soon as reasonably practicable (regardless of Bain Capital’s beneficial ownership in the Company at the time of such vacancy); it being understood that any such designee shall serve the remainder of the term of the Director whom such designee replaces.

Section 4.1.6         Qualifications. Notwithstanding anything to the contrary in this Agreement, all Directors (including Bain Directors) shall, at all times while serving on the Board, meet the qualification requirements to serve as a director under applicable securities laws and the rules and regulations of Nasdaq.

Section 4.1.7         Chairman. Bain Capital shall have the right to designate the Chairman of the Board for so long as Bain Capital satisfies the 30% Ownership Threshold.

Section 4.2            Board Committees. The committees of the Board shall consist of an Audit Committee, a People Resources Committee and Nominating and Governance Committee, and such other committees as the Board may establish from time to time; provided that the People Resources Committee and the Nominating and Governance Committee may be combined into a single committee if determined by the Board. Bain Capital shall have the right to designate (i) a majority of the Directors serving on each committee for so long as Bain Capital satisfies the 30% Ownership Threshold and (ii) at least one Director serving on each committee for so long as Bain Capital has the right to nominate as least one Director under Section 4.1.2; provided that, in each case, the composition of each committee shall comply with applicable securities laws and the rules and regulations of Nasdaq. Subject to the foregoing, all members of the committees of the Board shall be selected by the Board.

Section 4.3            Expenses; D&O Insurance. The Company shall reimburse the members of the Board for all reasonable out-of-pocked expenses incurred in connection with the attendance at meetings of the Board and any committees thereof, including without limitation, travel, lodging and meal expenses. The Company shall obtain director and officer liability insurance reasonably satisfactory to Bain Capital.

Section 4.4            Written Consent or Resolutions. The provisions of this ARTICLE IV applicable to Director Election Meetings shall apply mutatis mutandis to any written consent or resolutions of shareholders relating to the election of Directors.

Section 4.5            Remedies. Without limiting the generality of Section 5.5, each party hereto acknowledges that a breach or threatened breach by a party of any provision of this Article IV will result in the other parties suffering irreparable harm which cannot be calculated or fully or adequately compensated by recovery of damages alone. Accordingly, each party agrees that the other parties shall be entitled to interim and permanent injunctive relief, specific performance and other equitable remedies, in addition to any other relief to which it or any other party may become entitled.

Section 4.6            Company Obligations. The Company agrees to use its reasonable best efforts to ensure that, so long as Bain Capital has the right to nominate a Director under Section 4.1.2, (i) each nominee proposed by Bain Capital is included in the Board’s slate of nominees to the shareholders (the “Board’s Slate”) for each Director Election Meeting, and (ii) each nominee proposed by Bain Capital is included in the proxy statement prepared by the Company in connection with soliciting proxies for every Director Election Meeting (each, a “Director Election Proxy Statement”), and at every adjournment or postponement thereof. The calculation of the number of nominees that Bain Capital is entitled to nominate to the Board’s Slate for any Director Election Meeting shall be based on Bain Capital’s beneficial ownership of Ordinary Shares immediately prior to mailing to shareholders of the Company the Director Election Proxy Statement relating to such election (or, if earlier, the filing of the definitive Director Election Proxy Statement with the SEC). Unless Bain Capital notifies the Company otherwise prior to the mailing to shareholders of the Director Election Proxy Statement relating to an election of Directors, the Nominees for such election shall be presumed to be the same nominees currently serving on the Board, and no further action shall be required of Bain Capital for the Board to include such nominees on the Board’s Slate; provided, that, in the event Bain Capital is no longer entitled to nominate the full number of nominees then serving on the Board, Bain Capital shall provide advance written notice to the Company of which currently servicing nominee(s) shall be excluded from the Board Slate, and of any other changes to the list of nominees. Furthermore, the Company agrees for so long as the Company qualifies as a “controlled company” under the rules and regulations of Nasdaq, the Company will elect to be a “controlled company” for purposes of such rules and regulations and will disclose in its annual meeting proxy statement that it is a “controlled company” and the basis for that determination. If the Company ceases to qualify as a “controlled company” under the rules and regulations of Nasdaq, Bain Capital and the Company shall take whatever action may be reasonably necessary in relation to such party, if any, to cause the Company to comply with such rules and regulations as then in effect within the timeframe for compliance available under such rules and regulations, including any applicable transition periods.

Article V
MISCELLANEOUS

Section 5.1            Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. The Company and its subsidiaries shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.

Section 5.2            Notices. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by e-mail, or (iii) sent by overnight courier, in each case, addressed as follows:

If to the Company:

Diversey Holdings, Ltd.

1300 Altura Road, Suite 125

Fort Mill, South Carolina 29708

Attention: General Counsel

E-mail: mike.chapman@diversey.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention: Bradley C. Reed, P.C.

Christopher M. Thomas, P.C.

Alexander M. Schwartz

E-mail: bradley.reed@kirkland.com;

christopher.thomas@kirkland.com;

alexander.schwartz@kirkland.com;

If to Bain Capital:

c/o Bain Capital Partners, LLC

John Hancock Tower

200 Clarendon Street

Boston, Massachusetts 02116

Attention: Jonathon Penn

E-mail: jpenn@baincapital.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention: Bradley C. Reed, P.C.

Christopher M. Thomas, P.C.

Alexander M. Schwartz

E-mail: bradley.reed@kirkland.com;

christopher.thomas@kirkland.com;

alexander.schwartz@kirkland.com;

Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the date received, if personally delivered, (ii) on the date sent if delivered by e-mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (iii) two (2) Business Days after being sent by overnight courier (charges pre-paid). Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

Section 5.3            Termination and Effect of Termination. This Agreement shall terminate upon the later of (i) the date on which no Holder holds any Registrable Securities, and (ii) the date on which both Bain Capital ceases to have any right to designate any Director under this Agreement pursuant to the terms of Section 4.1.2; except for the provisions of Sections 3.9 and 3.10, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.9 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

Section 5.4     Permitted Transferees. The rights of a Holder hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee of that Holder. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 5.4 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 5.4 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 5.4.

Section 5.5     Remedies. The parties to this Agreement shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

Section 5.6     Amendments. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by each of the Company and Bain Capital; provided that in the event that such amendment, modification or waiver would materially and adversely affect a Holder or group of Holders in a manner substantially different than any other Holders, then such amendment or waiver will require the consent of the Holder or a majority of the group of Holders (determined based on the number of Registrable Securities held) materially and adversely affected. Each such amendment, modification, extension or termination shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.

Section 5.7     Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

Section 5.8     Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.2 hereof is reasonably calculated to give actual notice.

Section 5.9     WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 5.9 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Section 5.10     Merger; Binding Effect, Etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no Holder or other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

Section 5.11     Counterparts; Electronic Signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile, electronic mail or other transmission method as permitted by applicable law, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) of this Agreement shall have the same validity and effect as a signature affixed by the party’s hand.

Section 5.12     Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

Section 5.13     No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Holder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such, for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

DIVERSEY HOLDINGS, LTD.

By:	/s/ Michael Chapman
Name:	Michael Chapman
Title:	General Counsel

[Signature pages to Investor Rights Agreement]

bain capital:

Bain Capital Fund XI, L.P.

By: Bain Capital Partners XI, L.P.
Its: General Partner

By: Bain Capital Investors, LLC Its: General Partner

By:	/s/ Ken Hanau
Name:	Ken Hanau
Title:	Director

BCPE Diamond Cayman Holding Limited

By:	/s/ Ken Hanau
Name:	Ken Hanau
Title:	Director

BCIP Associates IV, LP

By: Boylston Coinvestors, LLC Its: General Partner

By:	/s/ Ken Hanau
Name:	Ken Hanau
Title:	Authorized Signatory

[Signature pages to Investor Rights Agreement]

Bain Capital:

BCIP Associates IV-B, LP

By: Boylston Coinvestors, LLC Its: General Partner

By:	/s/ Ken Hanau
Name:	Ken Hanau
Title:	Authorized Signatory

BCIP Trust Associates IV, LP

By: Boylston Coinvestors, LLC Its: General Partner

By:	/s/ Ken Hanau
Name:	Ken Hanau
Title:	Authorized Signatory

BCIP Trust Associates IV-B, LP

By: Boylston Coinvestors, LLC Its: General Partner

By:	/s/ Ken Hanau
Name:	Ken Hanau
Title:	Authorized Signatory

[Signature pages to Investor Rights Agreement]

INVESTORS:

/s/ Philip Wieland
Name: Philip Weiland

/s/ Todd Herndon
Name: Todd Herndon

/s/ Paul Budsworth
Name: Paul Budsworth

/s/ Gaetano Redaelli
Name: Gaetano Redaelli

/s/ Somer Gundogdu
Name: Somer Gundogdu

/s/ Rudolf Verheul
Name: Rudolf Verheul

/s/ Jorge Hileman Rivera
Name: Jorge Hileman Rivera

/s/ Himanshu Jain
Name: Himanshu Jain

/s/ Suzanne Thompson
Name: Suzanne Thompson

[Signature pages to Investor Rights Agreement]

/s/ Lex Tiedemann
Name: Lex Tiedemann

/s/ Michael Del Priore
Name: Michael Del Priore

/s/ Michael Chapman
Name: Michael Chapman

/s/ Brad Weber
Name: Brad Weber

/s/ Joshua Paulson
Name: Joshua Paulson

/s/ Sinead Kwant
Name: Sinead Kwant

/s/ Frank Theis
Name: Frank Theis

/s/ Steven Ma
Name: Steven Ma

/s/ Julia Velichiko
Name: Julia Velichiko

/s/ Annette Bergknut
Name: Annette Bergknut

[Signature pages to Investor Rights Agreement]

BAIN & COMPANY, INC.

By:	/s/ Michael Chapman

Name:	Michael Chapman

Title:	Authorized Signatory

SQUAM LAKE INVESTORS XI, L.P.

By: BGPI, Inc.
Its: General Partner

By:	/s/ Michael Chapman

Name:	Michael Chapman
Title:	Authorized Signatory

RANDOLPH STREET INVESTMENT PARTNERS, L.P. - 2016 DIF

By: Randolph Street Investment Management, LLC
Its: General Partner

By:	/s/ Michael Chapman

Name:	Michael Chapman
Title:	Authorized Signatory

[Signature pages to Investor Rights Agreement]

ARCADIA CAPITAL

By:	/s/ Michael Chapman

Name:	Michael Chapman
Title:	Authorized Signatory

COLONIAL RIVERS, LLC

By:	/s/ Michael Chapman

Name:	Michael Chapman
Title:	Authorized Signatory

[Signature pages to Investor Rights Agreement]